EXHIBIT 32.1
                                                                    ------------

  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Able Laboratories, Inc. (the "Company") for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Dhananjay
G. Wadekar, as Chief Executive Officer of the Company, and Nitin V. Kotak, as Vice President, Finance and Accounting of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Dhananjay G. Wadekar
---------------------------------
Name:  Dhananjay G. Wadekar
Title:   Chief Executive Officer
Date:   March 15, 2005


/s/ Nitin V. Kotak
---------------------------------
Name:  Nitin V. Kotak
Title:   Vice President, Finance and Accounting
Date:   March 15, 2005